Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
GOODWILL

(in millions)	2016	2015
Balance, beginning of year	$4,173	$3,732
Acquisition of ITC (Note 27)	8,106	—
Acquisition of Aitken Creek (Note 27)	27	—
Foreign currency translation impacts	58	441
Balance, end of year	$12,364	$4,173

Goodwill associated with the acquisitions of ITC, UNS Energy, Central Hudson, Caribbean Utilities and Fortis Turks and Caicos is denominated in US dollars, as the functional currency of these companies is the US dollar. Foreign currency translation impacts are the result of the translation of US dollar-denominated goodwill and the impact of the movement of the Canadian dollar relative to the US dollar.